Exhibit 99.1

                                Balance Sheet

                                               April 30, 1997   May 31, 1997
                                               --------------   ------------
      Assets

      Cash                                        158,884,202    158,956,494
      Accounts Receivable (net)                       877,420             --
      Inventory                                            --             --
      Notes Receivable                              9,215,747      5,010,677
      Prepaid Expenses                                     --             --
      Other                                                --             --
                                                                          --
      Total Current Assets                        168,977,369    163,967,171

      Property, Plant, and Equipment                       --             --
      Less Accumulated Depreciation                        --             --
      Net Property, Plant, and Equipment                   --             --
      Due from Affiliates and Insiders                     --             --
      Intangibles                                          --             --
      Other                                        36,172,389     35,081,788

      Total Assets                                205,149,758    199,048,958

      Post-petition Liabilities

      Accounts Payable                                510,850        334,793
      Taxes Payable                                        --             --
      Notes Payable                                        --             --
      Professional Fees                                    --             --
      Secured Debt                                         --             --
      Due to Affiliates and Insiders                       --             --
      Other                                        51,874,910     51,840,997

      Total Post-petition Liabilities              52,385,760     52,175,790

      Pre-petition Liabilities

      Secured Debt                                  2,888,280      3,328,078
      Priority Debt                                        --             --
      Unsecured Debt                              245,770,956    245,474,891
      Other                                                --             --

      Total Pre-petition Liabilities              248,659,236    248,802,969

      Total Liabilities                           301,044,996    300,978,759

      Owners Pre-petition Equity                 -191,603,142   -190,603,142

      Post-petition Cumulative Profit (Loss)       95,707,904     89,673,342

      Total Equity (Deficit)                      -95,895,238   -101,929,801

      Total Liabilities and Owners Equity         205,149,758    199,048,958




                                Income Statement

                                                     Month Ended
                                            April 30, 1997   May 31, 1997
                                            --------------   ------------
      Total Revenues                                    --             --
      Revenue Reductions                                --             --

      Net Revenues                                      --             --

      Officer/Insider Compensation
      Wages/Salaries                               535,917         35,917
      Payroll Taxes                                  8,341          1,191
      Rent and Lease Expense                            --             --
      Insurance                                         --             --
      Depreciation/Depletion/Amortization               --             --
      General and Administrative                   515,153        827,830
      Other                                             --             --

      Total Operating Expenses                   1,059,411        864,939

      Operating Income                          -1,059,411       -864,939

      Other Income                              94,701,050      1,450,845
      Interest Expense                            -533,037     -2,186,134

      Net Other Income and Expense              94,168,013       -735,290

      Net Profit (Loss)                         93,108,602     -1,600,228